Exhibit 10.1

SECOND INCREMENTAL FACILITY AMENDMENT, dated as of January 25, 2017 (this “Agreement”), to the Term Loan Credit Agreement dated as of November 9, 2015 (as amended by that certain First Incremental Facility Amendment dated as of December 29, 2016, as further amended by that certain Amendment No. 1 to the Term Loan Credit Agreement dated as of January 25, 2017 (“Amendment No. 1”), as further amended by that certain Amendment No. 2 to the Term Loan Credit Agreement dated as of January 25, 2017 (“Amendment No. 2”) and as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”), among T-Mobile USA, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto as lenders and Deutsche Bank AG, New York Branch, as administrative agent and collateral agent (in such capacities, the “Administrative Agent”).

A.    Deutsche Telekom AG (“DT”) is willing to extend to the Borrower incremental term loan facilities in an aggregate principal amount of up to $4,000,000,000.

B.    Pursuant to the First Incremental Facility Amendment, DT (in its capacity as First Amendment Incremental Term Loan Lender) agreed to provide to the Borrower the First Amendment Incremental Term Loan Commitments in an aggregate principal amount of up to $660,000,000.

C.    DT (in its capacity as First Amendment Incremental Term Loan Lender) is willing to increase the First Amendment Incremental Term Loan Commitments by $1,340,000,000 (“Additional First Amendment Incremental Term Loan Commitments”) such that the aggregate First Amendment Incremental Term Loan Commitments shall be equal to $2,000,000,000.

D.    In addition, pursuant to Section 2.23 of the Credit Agreement, the Borrower has requested that DT (as the person set forth on Schedule I hereto (the “Incremental Term Loan Lenders” and, together in its capacity as the First Amendment Incremental Term Loan Lender, the “Incremental Term Loan Lender”) provide additional commitments in respect of Other Term Loans (the “Incremental Commitments”, and such Other Term Loans, the “Incremental Term Loans”) to the Borrower under the Credit Agreement in an aggregate principal amount of up to $2,000,000,000, the terms of which shall be different to the terms of the First Amendment Incremental Term Loan Commitment.

E.    The Incremental Term Loan Lender is willing to provide the Additional First Amendment Incremental Term Loan Commitments and the Incremental Commitments to the Borrower on the Incremental Facility Effective Date (as defined below) on the terms set forth herein and in the Credit Agreement and subject to the conditions set forth herein.

F.    The Incremental Term Loans shall constitute additional Term Loans under the Credit Agreement. The First Amendment Incremental Term Loans shall comprise a separate Class of Loans from, when drawn, the Second Amendment Incremental Term Loans (as defined herein). The Second Amendment Incremental Term Loans shall comprise a separate Class of Loans from, when drawn, the First Amendment Incremental Term Loans (as defined herein).

G.    The proceeds of the Incremental Term Loans will be used by the Borrower for general corporate purposes (including, without limitation, for redemptions and/or repayments of Indebtedness) and to pay fees and expenses incurred in connection with the incurrence of the Incremental Term Loans.

H.    The First Amendment Incremental Term Loan Lenders, the Second Incremental Term Loan Lenders, the Borrower and the Administrative Agent also wish to make certain other amendments to the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions. Capitalized terms used but not defined in this Agreement have the meanings assigned thereto in the Credit Agreement. The provisions of Section 1.2 of the Credit Agreement (as hereby amended) are hereby incorporated by reference herein, mutatis mutandis. This Agreement shall be an “Incremental Facility Amendment” for all purposes of the Credit Agreement and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. The Incremental Term Loans shall be additional “Term Loans” for all purposes of the Credit Agreement and the other Loan Documents. Each Incremental Term Loan Lender shall, upon the effectiveness of this Agreement in accordance with Section 5 hereof, be a party to the Credit Agreement, have the rights and obligations of a Lender thereunder, and shall be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2. Amendments to the Credit Agreement. Subject to the satisfaction or waiver of the conditions set forth in Section 5 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order therein:

“DT”: Deutsche Telekom AG.

“Second Amendment Incremental Term Loan Commitment”: the commitment of a Lender to make a Second Amendment Incremental Term Loan pursuant to Section 2.4 and the other terms and conditions of this Agreement, and “Second Amendment Incremental Term Loan Commitments” means such commitments of all of the Lenders in the aggregate. The Second Amendment Incremental Term Loan Commitment amount of each Second Amendment Incremental Term Loan Lender is set forth opposite such Lender’s name in Schedule 1 to the Second Incremental Facility Amendment, as such amounts may be adjusted from time to time in accordance with this Agreement. The aggregate amount of Second Amendment Incremental Term Loan Commitments as of the Second Incremental Effective Date is $2,000,000,000.

“Second Amendment Incremental Term Loan Installment Date”: as defined in Section 2.3(c).

“Second Amendment Incremental Term Loan Facility”: as defined in the definition of “Facility”.

“Second Amendment Incremental Term Loan Lenders”: each Lender that is the holder of a Second Amendment Incremental Term Loan Commitment or a Second Amendment Incremental Term Loan.

“Second Amendment Incremental Term Loan Percentage”: with respect to any Lender on any Second Amendment Incremental Term Loan Installment Date, the percentage which the aggregate principal amount of such Lender’s Second Amendment Incremental Term Loans then outstanding and subject to repayment pursuant to Section 2.3 on such date constitutes of the aggregate principal amount of the Second Amendment Incremental Term Loans of all Second Amendment Incremental Term Loan Lenders then outstanding and subject to repayment pursuant to Section 2.3 on such date.

“Second Amendment Incremental Term Loans”: the Incremental Term Loans incurred pursuant to Section 2.4.

“Second Incremental Draw Period”: with respect to the Second Amendment Incremental Term Loan Commitments, the period from and including the Second Incremental Facility Effective Date to (and including) January 31, 2017.

“Second Incremental Facility Amendment”: the Second Incremental Facility Amendment dated as of January 25, 2017, among the Borrower, the Administrative Agent, and the Lenders party thereto.

“Second Incremental Facility Closing Date”: January 31, 2017.

“Second Incremental Facility Effective Date”: the date on which the conditions set forth in Section 5 of the Second Incremental Facility Amendment have been satisfied or waived.

“Second Incremental Facility Maturity Date”: January 31, 2024.

(b) Section 1.1 of the Credit Agreement is hereby further amended by replacing the following definitions in whole or in applicable part (if in applicable part, only to the extent indicated between ellipses) as follows:

“Adjusted LIBO Rate”: with respect to any Eurodollar Borrowing, for any Interest Period, an interest rate per annum equal to (a) the LIBOR Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate; provided, that, solely with respect to Eurodollar Borrowings comprising Term Loans (other than the First Amendment Incremental Term Loans or the Second Amendment Incremental Term Loans) the Adjusted LIBO Rate shall in no event be less than 0.75%; provided further, that, solely with respect to Eurodollar Borrowings comprising First Amendment Incremental Term Loans or Second Amendment Incremental Term Loans, the Adjusted LIBO Rate shall in no event be less than 0.00%.

“Alternate Base Rate”: for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus  1⁄2 of 1.00% and (c) the Adjusted LIBO Rate that would be calculated as of such day (or, if such day is not a Business Day, as of the next preceding Business Day) in respect of a proposed Eurodollar Loan with a one-month Interest Period plus 1.00%; provided, that, solely with respect to ABR Borrowings comprising Term Loans (other than the First Amendment Incremental Term Loans or the Second Amendment Incremental Term Loans) the Alternate Base Rate shall, in no event, be less than 1.75%; provided further, that, solely with respect to ABR Borrowings comprising First Amendment Incremental Term Loans or Second Amendment Incremental Term Loans, the Alternate Base Rate shall in no event be less than 1.00%; provided, further, that for the purpose of clause (c), the Adjusted LIBO Rate for any day shall be based on the rate determined on such day at approximately 11:00 a.m. (London time) by reference to the ICE Benchmark Administration Limited (or such other Person that takes over the administration of such rate) LIBO Rate for deposits in US Dollars (as set forth by any service selected by the Administrative Agent that has been nominated by the ICE Benchmark Administration Limited (or such other Person that takes over the administration of such rate) as an authorized vendor for the purpose of displaying such rates). If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the immediately preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or such Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or such Adjusted LIBO Rate, respectively.

“Applicable Margin”: (a) with respect to the Senior Lien Term Loans, a rate per annum equal to (i) for ABR Loans, 1.75%, and (ii) for Eurodollar Loans, 2.75%, (b) with respect to First Amendment Incremental Term Loans, a rate per annum equal to (i) for ABR Loans, 1.00%, and (ii) for Eurodollar Loans, 2.00% and (c) with respect to Second Amendment Incremental Term Loans, a rate per annum equal to (i) for ABR Loans, 1.25%, and (ii) for Eurodollar Loans, 2.25%.

“Class”: (a) when used with respect to Lenders, refers to whether such Lenders are Senior Lien Term Loan Lenders, First Amendment Incremental Term Loan Lenders, Second Amendment Incremental Term Loan Lenders, Extending Term Lenders (of the same tranche) or other Term Loan Lenders (of the same tranche, including for Replacement Term Loans or Incremental Term Loans), (b) when used with respect to Commitments, refers to whether such Commitments are Senior Lien Term Loan Commitments, First Amendment Incremental Term Loan Commitments, Second Amendment Incremental Term Loan Commitments, or any other Term Loan Commitments (of the same tranche, including for Replacement Term Loans or Incremental Term Loans) and (c) when used with respect to Loans or Borrowings, refers to whether such Loan or the Loans comprising such Borrowing, are Senior Lien Term Loans, First Amendment Incremental Term Loans, Second Amendment Incremental Term Loans, Incremental Term Loans (of the same tranche, including Other Term Loans), Replacement Term Loans (of the same tranche), Extended Term Loans (of the same tranche), or loans in respect of the same Class of Commitments.

“Disqualified Stock”: any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case, at the option of the holder of the Capital Stock), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder of the Capital Stock, in whole or in part, on or prior to the date that is 91 days after the date on which any outstanding Term Loan Facility under this Agreement matures; provided that any class of Capital Stock of such Person that, by its terms, requires such Person to satisfy in full its obligations with respect to the payment of dividends or upon maturity, redemption (pursuant to a sinking fund or otherwise) or repurchase thereof or otherwise by the delivery of Capital Stock, and that is not convertible, puttable or exchangeable for cash, Disqualified Stock or Indebtedness, will not be deemed to be Disqualified Stock, so long as such Person satisfies its obligations with respect thereto solely by the delivery of Capital Stock. Notwithstanding the preceding sentence, any Capital Stock that would constitute Disqualified Stock solely because the holders of the Capital Stock have the right to require the Borrower to repurchase such Capital Stock upon the occurrence of a change of control or an asset sale will not constitute Disqualified Stock if the terms of such Capital Stock provide that the Borrower may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption complies with Section 6.1 hereof. The amount of Disqualified Stock deemed to be outstanding at any time for purposes of this Agreement will be the maximum amount that the Borrower and its Restricted Subsidiaries may become obligated to pay upon the maturity of, or pursuant to any mandatory redemption provisions of, such Disqualified Stock, exclusive of accrued dividends.

“Facility”: each of (a) the Senior Lien Term Loan Commitments and the Senior Lien Term Loans made thereunder, together with any Incremental Facility of Senior Lien Term Loans added to the same tranche pursuant to Section 2.23 (the “Senior Lien Term Loan Facility”), (b) the First Amendment Incremental Term Loans, together with any Incremental Facility of First Amendment Incremental Term Loans added to the same tranche pursuant to Section 2.23 (the “First Amendment Incremental Term Loan Facility”), (c) any Second Amendment Incremental Term Loans, together with any Incremental Facility of Second Amendment Incremental Term Loans added to the same tranche pursuant to Section 2.23 (the “Second Amendment Incremental Term Loan Facility”), (d) any Incremental Facility of Other Term Loans and the Commitments and extensions of credit thereunder and (e) any Replacement Facility and the Commitments and extensions of credit thereunder.

“First Amendment Incremental Term Loan Commitment”: the commitment of a Lender to make a First Amendment Incremental Term Loan pursuant to Section 2.4 and the other terms and conditions of this Agreement, and “First Amendment Incremental Term Loan Commitments” means such commitments of all of the Lenders in the aggregate. The First Amendment Incremental Term Loan Commitment amount of each First Amendment Incremental Term Loan Lender is set forth opposite such Lender’s name in Schedule 1 to the Second Incremental Facility Amendment, as such amounts may be adjusted from time to time in accordance with this Agreement. The aggregate amount of First Incremental Amendment Incremental Term Loan Commitments as of the First Incremental Effective Date was $660,000,000. The aggregate amount of First Amendment Incremental Term Loan Commitments as of the Second Incremental Effective Date is $2,000,000,000.

“Lenders”: the Persons listed on Schedule 2.1 and any other Person that shall have become a party hereto as a lender pursuant to an Assignment and Assumption or an Incremental Facility Amendment, other than any such Person that ceases to be a party hereto as a lender pursuant to an Assignment and Assumption or a repayment in full of all Term Loans funded by such Person.

“Maturity Date”: (i) with respect to the Senior Lien Term Loan Facility, the Senior Lien Term Loan Maturity Date, (ii) with respect to the First Amendment Incremental Term Loan Facility, the First Incremental Facility Maturity Date and (iii) with respect to the Second Amendment Incremental Term Loan Facility, the Second Incremental Facility Maturity Date; provided, that the reference to Maturity Date with respect to any other Term Loans shall be the final maturity date as specified in the applicable Incremental Facility Amendment or Replacement Facility Amendment, and with respect to any Extended Term Loans in respect thereof, shall be the final maturity date as specified in the applicable Extension Offer.

“Permitted Investments”:

...

(i) any payment on or with respect to, or purchase, redemption, defeasement or other acquisition or retirement for value of (i) any of the Term Loans or (ii) any other Indebtedness that is pari passu in right of payment with the foregoing, other than Subordinated Indebtedness and Indebtedness secured by a Lien ranking junior to that securing any of the Senior Lien Term Loans, the First Amendment Incremental Terms Loans and the Second Amendment Incremental Term Loans;

...

“Qualified Counterparty”: with respect to any Specified Hedge Agreement or Cash Management Obligation, any counterparty thereto that that is designated as such by written notice by the Borrower to the Administrative Agent.

“Term Loan Facility”: the Senior Lien Term Loan Facility, the First Amendment Incremental Term Loan Facility, the Second Amendment Incremental Term Loan Facility, a facility consisting of Incremental Term Loans, or a Replacement Facility consisting of Term Loans.

“Term Loans”: any term loans made pursuant to this Agreement (including for the avoidance of doubt, any Senior Lien Term Loans, First Amendment Incremental Term Loans, Second Amendment Incremental Term Loans, other Incremental Term Loans, Replacement Term Loans, and Extended Term Loans, if any).

(c) Section 1.2 of the Credit Agreement is hereby amended by adding a new Section 1.2(f) as follows:

(f)    When used in respect of any Facility, Borrowing or Loan, the verb “mature”, the noun “maturity”, the defined term “Maturity Date” (whether used in isolation or within any other defined term herein), the defined term “Stated Maturity” and the expression “maturity date” shall be deemed to refer to the final maturity date of such Facility, Borrowing or Loan following any extension of the initially specified maturity date, pursuant to the provisions hereof.

(d) Section 2 of the Credit Agreement is hereby amended by adding a new Section 2.26 as follows:

2.26. Automatic Extension of First Incremental Term Loan Facility and Second Incremental Term Loan Facility. (a) Notwithstanding any other provision of this Agreement to the contrary, unless written objection is provided either by any Lender under and with respect to any portion of the First Amendment Incremental Term Loan Facility to the Borrower and the Administrative Agent or by the Borrower to such Lender and the Administrative Agent no later than 30 days prior to the First Incremental Facility Maturity Date, such Lender and the Borrower mutually agree that the First Incremental Facility Maturity Date for all amounts due and payable under such portion of the First Amendment Incremental Term Loan Facility shall be automatically extended for an additional period of two years plus 180 days.

(b) Notwithstanding any other provision of this Agreement to the contrary, unless written objection is provided either by any Lender under and with respect to any portion of the Second Amendment Incremental Term Loan Facility to the Borrower and the Administrative Agent or by the Borrower to such Lender and the Administrative Agent no later than 30 days prior to the Second Incremental Facility Maturity Date, such Lender and the Borrower mutually agree that the Second Incremental Facility Maturity Date for all amounts due and payable under such portion of the Second Amendment Incremental Term Loan Facility shall be automatically extended for an additional period of three years plus 180 days.

(e) Section 2.3 of the Credit Agreement is hereby amended by replacing its heading and adding a new Section 2.3(c) as follows:

2.3     Repayment of Senior Lien Term Loans, the First Amendment Incremental Term Loans and Second Amendment Incremental Term Loans.

(c)    The Second Amendment Incremental Term Loan of each Second Amendment Incremental Term Loan Lender shall be repaid in consecutive quarterly installments on the last day of each fiscal quarter of the Borrower or, if such date is not a Business Day, on the last Business Day of such fiscal quarter (each, a “Second Amendment Incremental Term Loan Installment Date”), commencing on March 31, 2017, each of which shall be in an amount equal to such Lender’s Second Amendment Incremental Term Loan Percentage multiplied by the amount equal to 0.25% of the aggregate principal amount of the Second Amendment Incremental Term Loan Facility on the Second Incremental Facility Closing Date; provided, that the final principal repayment installment of the Second Amendment Incremental Term Loans repaid on the Second Incremental Facility Maturity Date shall be, in any event, in an amount equal to the aggregate principal amount of all Second Amendment Incremental Term Loans outstanding on such date.

(f) Section 2.4 of the Credit Agreement is hereby replaced in its entirety as follows:

Subject to the terms and conditions hereof, (i) each First Amendment Incremental Term Loan Lender severally agrees to make available to the Borrower, and the Borrower hereby requests from each First Amendment Incremental Term Loan Lender, to make available, in a single draw, a term loan (which shall be funded at 100% of the principal amount thereof) on the First Incremental Closing Date in an amount of the First Amendment Incremental Term Loan Commitments of such First Amendment Incremental Term Loan Lender and the Type of such term loan shall be a Eurodollar Loan with the initial Interest Period specified in the Borrowing Request for the First Amendment Incremental Term Loan and (ii) each Second Amendment Incremental Term Loan Lender severally agrees to make available to the Borrower, and the Borrower hereby requests from each Second Amendment Incremental Term Loan Lender, to make available, in a single draw, a term loan (which shall be funded at 100% of the principal amount thereof) on the Second Incremental Closing Date in an amount of the Second Amendment Incremental Term Loan Commitments of such Second Amendment Incremental Term Loan Lender and the Type of such term loan shall be a Eurodollar Loan with the initial Interest Period specified in the Borrowing Request for the Second Amendment Incremental Term Loan.

(g) Section 2.12(b)(i) of the Credit Agreement is hereby replaced in its entirety as follows:

(i)    any mandatory prepayments of Term Loans pursuant to Section 2.14 shall be applied to the remaining scheduled principal installments (a) in the case of the Senior Lien Term Loans, the First Amendment Incremental Term Loans and the Second Amendment Incremental Term Loans, in direct order of maturity and (b) in the case of any other Term Loans, in the order specified in the applicable Permitted Amendment, and

(h) Section 2.14(a) of the Credit Agreement is hereby amended by replacing the first sentence therein with the following:

“If Indebtedness is incurred by any Group Member (other than Indebtedness permitted under Section 6.3), then on the date of such issuance or incurrence, an amount equal to 100% of the Net Proceeds thereof shall be applied to the prepayment of the Senior Lien Term Loans (together with accrued and unpaid interest thereon), the First Amendment Incremental Term Loans (together with accrued and unpaid interest thereon) and the Second Amendment Incremental Term Loans (together with accrued and unpaid interest thereon) on an equal and ratable basis as set forth in Section 2.14(f).”

(i) Section 2.14(b) of the Credit Agreement is hereby replaced in its entirety as follows:

“(b) If on any date there shall be any Excess Proceeds, and the aggregate amount of such Excess Proceeds shall exceed $100.0 million, then no later than 20 days thereafter and subject to Section 2.14(i), an amount equal to 100% of the amount of such Excess Proceeds (not only the amount in excess of $100.0 million) shall be applied to the prepayment of the Senior Lien Term Loans (together with accrued and unpaid interest thereon), the First Amendment Incremental Term Loans (together with accrued and unpaid interest thereon) and the Second Amendment Incremental Term Loans (together with accrued and unpaid interest thereon) on an equal and ratable basis as set forth in Section 2.14(f).”

(j) Section 2.14(g) of the Credit Agreement is hereby replaced in its entirety as follows:

(g)    Notwithstanding anything in this Section 2.14 to the contrary, if any amount shall be required to be applied to prepay Senior Lien Term Loans, the First Amendment Incremental Term Loans or Second Amendment Incremental Term Loans pursuant to clauses (a), (b) or (c) above (such amount, the “Required Prepayment Amount”), and at the time that any such prepayment would be required, the Borrower is required to, or required to offer to, repurchase or redeem or repay or prepay any other Indebtedness secured on a pari passu basis with the Obligations pursuant to the terms of the documentation governing such Indebtedness (such Indebtedness required to be, or to be offered to be, so repurchased, redeemed, prepaid or repaid, “Other Applicable Indebtedness”), then the Borrower may apply such Required Prepayment Amount on a pro rata basis (determined on the basis of the aggregate outstanding principal amount of the Senior Lien Term Loans, First Amendment Incremental Term Loans, Second Amendment Incremental Term Loans, and Other Applicable Indebtedness at such time; provided, that the portion of such net proceeds allocated to the Other Applicable Indebtedness shall not exceed the amount of such net proceeds required to be allocated to the Other Applicable Indebtedness pursuant to the terms thereof, and the remaining amount, if any, of such net proceeds shall be allocated to the Senior Lien Term Loans, the First Amendment Incremental Term Loans and the Second Amendment Incremental Term Loans in accordance with the terms hereof) to the prepayment of the Senior Lien Term Loans, the First Amendment Incremental Term Loans and Second Amendment Incremental Term Loans and to the repurchase or repayment of Other Applicable Indebtedness, and the amount of the prepayment of the Senior Lien Term Loans, the First Amendment Incremental Term Loans and Second Amendment Incremental Term Loans that would have otherwise been required pursuant to this Section 2.14 shall be reduced accordingly; provided, further, that to the extent the holders of Other Applicable Indebtedness decline to have such indebtedness so repurchased or repaid, the declined amount shall promptly (and in any event within five Business Days after the date of such rejection, or, if later, the date on which the portion of the Required Prepayment Amount allocated to the Senior Lien Term Loans, the First Amendment Incremental Term Loans and Second Amendment Incremental Term Loans are applied to prepayment of the Senior Lien Term Loans, the First Amendment Incremental Term Loans and Second Amendment Incremental Term Loans) be applied to prepay the Senior Lien Term Loans, the First Amendment Incremental Term Loans and Second Amendment Incremental Term Loans in accordance with the terms hereof (to the extent such amount would otherwise have been required to be so applied if such Other Applicable Indebtedness was not then outstanding).

(k) Section 2.14(h) of the Credit Agreement is hereby replaced in its entirety as follows:

(h)    Notwithstanding anything in this Section 2.14 to the contrary, any Senior Lien Term Loan Lender, First Amendment Incremental Term Loan Lender or Second Amendment Incremental Term Loan Lender (and, to the extent provided in the applicable Permitted Amendment, any other Term Loan Lender) may elect, by notice to the Administrative Agent by telephone (confirmed by hand delivery, facsimile or, in accordance with the second paragraph of Section 9.1, e-mail) at least one Business Day prior to the required prepayment date, to decline all of any mandatory prepayment of its Term Loans pursuant to clauses (b) and (c) of this Section 2.14, in which case the aggregate amount of the prepayment that would have been applied to prepay Term Loans but was so declined may be retained by the Group Members (such declined amounts to the extent retained by the Group Members, the “Declined Proceeds”).

(l) Section 2.23(a) of the Credit Agreement is hereby amended by replacing the first sentence therein with the following:

“At any time and from time to time, subject to the terms and conditions set forth herein, the Borrower may, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy of such notice to each of the Lenders), request to incur additional Senior Lien Term Loans, incur additional First Amendment Incremental Term Loans, incur additional Second Amendment Incremental Term Loans or add one or more additional tranches of term loans (such term loans under such additional tranches, the “Other Term Loans” and, together with any additional Senior Lien Term Loans, any additional First Amendment Incremental Term Loans and any additional Second Amendment Incremental Term Loans incurred pursuant to this Section 2.23, the “Incremental Facilities”; the loans thereunder, the “Incremental Term Loans”).”

(m) Section 2.23(b) of the Credit Agreement is hereby replaced in its entirety as follows:

(b)    Any Other Term Loans (i) shall rank pari passu in right of payment and security with the Obligations in respect of the other outstanding Term Loans as set forth in the relevant Incremental Facility Amendment (which shall be reasonably satisfactory to the Administrative Agent) and shall not be guaranteed by any Subsidiary that is not also a Guarantor, (ii) for purposes of prepayments, shall be treated substantially the same as (or, to the extent set forth in the relevant Incremental Facility Amendment, less favorably than) the other outstanding Term Loans and (iii) other than amortization, maturity date, conditions precedent and pricing (including interest rate, fees, funding discounts and prepayment premiums) (as set forth in the relevant Incremental Facility Amendment), shall have and be issued on the same terms as the Senior Lien Term Loans, First Amendment Incremental Term Loans and Second Amendment Incremental Term Loans or such terms that are, when taken as a whole, not materially more favorable (as reasonably determined by the Borrower in good faith) to the investors or lenders providing such Other Term Loans than the terms and conditions, taken as a whole, applicable to the then existing Senior Lien Term Loans, the First Amendment Incremental Term Loans and Second Amendment Incremental Term Loans (except with respect to covenants (including any financial maintenance covenant added for the benefit of lenders providing such Other Term Loans) and other provisions so long as such covenants or other provisions (1) are also added for the benefit of the Lenders of all then outstanding Term Loans or (2) only become applicable after the Latest Maturity Date of the then outstanding Term Loans at the time of such incurrence of such Other Term Loans); provided, that (A) in respect of any Other Term Loans incurred on or prior to the date that is 18 months after the Closing Date, if the effective yield (which, for such purpose only, shall be deemed to take account of interest rate margin and any then applicable benchmark floors (provided, that such differential between interest rate floors shall be equated to the applicable effective yield only to the extent an increase in the interest rate floor under the Initial Senior Lien Term Loans would cause an increase in the interest rate then in effect thereunder) and including any amendment to the applicable interest rate margin on the Initial Senior Lien Term Loans that became effective subsequent to the Closing Date but prior to the time of the addition of such Incremental Facilities, recurring fees and all upfront or similar fees or original issue discount (amortized over four years) payable to all Lenders providing such Other Term Loans (but excluding any bona fide arrangement, underwriting, structuring, syndication or other fees payable in connection therewith that are not shared with all Lenders (in their capacity as such) providing such Other Term Loans)) on such Other Term Loans determined as of the initial funding date for such Other Term Loans exceeds the effective yield (determined on same basis as the preceding parenthetical) on the Initial Senior Lien Term Loans immediately prior to the effectiveness of the applicable Incremental Facility Amendment by more than 0.50%, the Applicable Margin relating to the Initial Senior Lien Term Loans shall be adjusted and/or the Borrower will pay additional fees to Lenders holding such Initial Senior Lien Term Loans in order that such effective yield on such Other Term Loans shall not exceed such effective yield on the Initial Senior Lien Term Loans by more than 0.50% (provided, that to the extent such adjustment is required due to the application of a higher interest rate benchmark floor on such Other Term Loans, such adjustment shall be effected (to such extent) solely through an increase in the interest rate benchmark floor of the Initial Senior Lien Term Loans (or if no interest rate benchmark floor applies to the Initial Senior

Lien Term Loans at such time, an interest rate benchmark floor shall be added)), (B) any Other Term Loans shall not have a final maturity date earlier than the then Latest Maturity Date of the then remaining Senior Lien Term Loans, First Amendment Incremental Term Loans, Second Amendment Incremental Term Loans or other then existing Incremental Term Loans and (C) any Other Term Loans shall not have a Weighted Average Life to Maturity that is shorter than the Weighted Average Life to Maturity of the later of the then remaining Senior Lien Term Loans, First Amendment Incremental Term Loans or Second Amendment Incremental Term Loans, or other then existing Incremental Term Loans, as applicable (determined, solely for the purposes of this clause (C), without giving effect to prepayments that reduced amortization of the then remaining Term Loans).

(n) Clause (B) of the proviso in Section 2.24(b) is hereby replaced in its entirety as follows:

“(B) any Replacement Term Loans shall either (x) not be subject to any amortization prior to final maturity or (y) be subject to the same amortization schedule as the then remaining Term Loans under the applicable Class (determined, solely, for the purposes of this clause (B), without giving effect to prepayments that reduced amortization of the then remaining Term Loans),”

(o) Section 4.2(a) of the Credit Agreement is hereby replaced in its entirety as follows:

(a)    the representations and warranties in Section 3 (other than Section 3.2) of the Credit Agreement shall be true and correct in all material respects (or, in the case of any such representation that is qualified by materiality, in all respects) on and as of the Second Incremental Facility Effective Date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties, as applicable, shall be true and correct in all material respects (or, in the case of any such representation that is qualified by materiality, in all respects) as of such earlier date;

(p) Section 4.2(d) of the Credit Agreement is hereby amended by replacing the words “substantially in the form of Exhibit A to the First Incremental Facility Amendment” with “substantially in the form of Exhibit A to the Second Incremental Facility Amendment.”

(q) Section 4.2(f) of the Credit Agreement is hereby amended by replacing the words “substantially in the form of Exhibit B to the First Incremental Facility Amendment” with “substantially in the form of Exhibit B to the Second Incremental Facility Amendment.”

(r) The Credit Agreement shall be amended by adding the following as a new Section 4.3:

4.3 Conditions to Second Incremental Facility Closing Date. The agreement of each Second Amendment Incremental Term Loan Lender to make the Second Amendment Incremental Term Loans requested to be made by it pursuant to Section 2.4 is subject to the satisfaction (or waiver in accordance with Section 9.2), prior to or concurrently with the making of such extension of credit on the Second Incremental Facility Closing Date, of the following conditions precedent:

(a)    the representations and warranties in Section 3 (other than Section 3.2) of the Credit Agreement shall be true and correct in all material respects (or,

in the case of any such representation that is qualified by materiality, in all respects) on and as of the Second Incremental Facility Closing Date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties, as applicable, shall be true and correct in all material respects (or, in the case of any such representation that is qualified by materiality, in all respects) as of such earlier date;

(b)    no Default or Event of Default has occurred and is continuing on the Second Incremental Facility Closing Date or after giving effect to the incurrence of the Second Amendment Incremental Term Loans to be made on the Second Incremental Facility Closing Date;

(c)    as of the Second Incremental Facility Closing Date, the aggregate amount of the Incremental Facilities incurred under the Credit Agreement (including the Second Amendment Incremental Term Loans) does not exceed the amount permitted under Section 2.23(a) of the Credit Agreement;

(d)    the Administrative Agent (or its counsel) shall have received a certificate of the Borrower substantially in the form of Exhibit C to the Second Incremental Facility Amendment, dated the Incremental Facility Closing Date, certifying that the conditions set forth in Sections 4.3(a), 4.3(b), and 4.3(c) herein have been satisfied;

(e)    all fees and expenses in connection with the Second Amendment Incremental Term Loans (including reasonable out of pocket legal fees and expenses) payable by the Borrower to the Second Amendment Incremental Term Loan Lenders and the Administrative Agent on or before the Second Incremental Facility Closing Date shall have been paid to the extent then due; provided, that all such amounts shall be required to be paid, as a condition precedent to the Second Incremental Facility Closing Date, only to the extent invoiced at least two Business Days prior to the Second Incremental Facility Closing Date;

(f)    the Administrative Agent shall have received a solvency certificate substantially in the form of Exhibit D to the Second Incremental Facility Amendment from a Responsible Officer of the Borrower with respect to the solvency of the Borrower, on a consolidated basis together with its Subsidiaries, after giving effect to the incurrence of the Second Amendment Incremental Term Loans; and

(g)    the Administrative Agent shall have received delivery of a Borrowing Request substantially in the form of Exhibit I not later than 11:59 p.m., New York City time, on the Second Incremental Facility Closing Date.

(s) Section 5.12 of the Credit Agreement is hereby replaced in its entirety as follows:

5.12 Ratings. (i) At all times, the Borrower shall use commercially reasonable efforts to maintain a public corporate credit rating from S&P and a public corporate family rating from Moody’s, in each case with respect to Parent; and (ii) upon written request by any

Lender, use commercially reasonable efforts to cause the Term Loan Facility to be rated by S&P and Moody’s (it being understood that, upon any such request and rating, there shall be no obligation to maintain specific ratings from either S&P or Moody’s).

(t) Section 6.1(a)(iii) of the Credit Agreement is hereby replaced in its entirety as follows:

“(iii) make any payment on or with respect to, or purchase, redeem, defease, or otherwise acquire or retire for value any Subordinated Indebtedness or Indebtedness secured by a Lien ranking junior to that securing the Senior Lien Term Loans, First Amendment Incremental Term Loans and Second Amendment Incremental Term Loans (excluding any intercompany Indebtedness between or among the Borrower and any of its Restricted Subsidiaries), except a payment of interest or principal at the Stated Maturity thereof; or”

(u) Clause (b) of the second paragraph of Section 6.4 of the Credit Agreement is hereby amended by replacing each occurrence of the words “Senior Lien Term Loans and First Amendment Incremental Term Loans” therein with the words “Senior Lien Term Loans, First Amendment Incremental Term Loans and Second Amendment Incremental Term Loans”.

(v) Section 6.6 of the Credit Agreement is hereby amended by replacing each occurrence of the words “Senior Lien Term Loans, the First Amendment Incremental Term Loans” with the words “Senior Lien Term Loans, the First Amendment Incremental Term Loans, the Second Amendment Incremental Term Loans”.

SECTION 3. Incremental Term Loans.

(a) Interest will begin accruing on the Second Amendment Incremental Term Loans on the Second Incremental Facility Closing Date.

(b) From and after the date hereof, the Second Amendment Incremental Term Loan Lenders shall constitute “Lenders” and the Second Amendment Incremental Term Loans shall constitute “Term Loans”, in each case for all purposes of the Credit Agreement and the other Loan Documents.

(c) The proceeds of the Second Amendment Incremental Term Loans will be used by the Borrower for general corporate purposes (including, without limitation, for redemptions and/or repayments of Indebtedness) and to pay fees and expenses incurred in connection with the incurrence of the Second Amendment Incremental Term Loans.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, the Borrower hereby represents and warrants to each Agent and each Lender party hereto that:

(a) (i) the execution and delivery of this Agreement is within the corporate, limited liability company, or partnership (as applicable) powers of each of the Loan Parties party hereto, and has been (or as of the Second Incremental Facility Closing Date will be) duly authorized by all necessary corporate, limited liability company or partnership (as applicable) and, if required, stockholder, member or partner (as applicable) action (including, any action required to be taken by any class of directors of the Borrower, whether interested or disinterested, in order to ensure the due authorization of this Agreement) on the part of such Loan Parties, (ii) this Agreement has been duly executed and delivered by each Loan Party party hereto and constitutes a legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (iii) the execution, delivery and performance by each Loan Party of this Agreement (x) will not violate any applicable law, regulation or any order of any Governmental Authority or the charter, bylaws or other organizational documents of Parent or any Group Member (except for any violation of any applicable law, regulation or order of any Governmental Authority that would not reasonably be expected to have a Material Adverse Effect), (y) will not violate or result in a default under any Material Contractual Obligation binding upon Parent or any Group Member or its Properties, or give rise to a right thereunder to require any payment to be made by Parent or such Group Member (except for any of the foregoing that would not reasonably be expected to have a Material Adverse Effect) and (z) will not result in the creation or imposition of any Lien on any Property of Parent or any Group Member (other than Permitted Liens);

(b) the execution and delivery of this Agreement does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including shareholders, or any class of directors, whether interested or disinterested, of the Borrower or any other person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of this Agreement, except (i) such as have been obtained or made and are in full force and effect, (ii) filings necessary to create, maintain or perfect Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (iii) such consents, approvals, registrations, filings or other actions, other than those specified in clause (iv) below, the absence of which or failure to obtain, would not reasonably be expected to have a Material Adverse Effect, and (iv) to the extent that the exercise of certain of the rights, powers, privileges and remedies of the Administrative Agent or the Lenders may constitute a de jure or de facto voluntary or involuntary assignment of an FCC License or a voluntary or involuntary transfer of de jure or de facto control of the holder of any such FCC License, the FCC’s prior consent thereto;

(c) no Default or Event of Default has occurred and is continuing; and

(d) the representations and warranties in Sections 3.3, 3.4 and 3.5 of the Credit Agreement are true and correct in all material respects (or, in the case of any such representation that is qualified by materiality, in all respects) on and as of the Incremental Facility Effective Date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties are true and correct in all material respects (or, in the case of any such representation that is qualified by materiality, in all respects) as of such earlier date.

SECTION 5. Conditions Precedent to the Effectiveness of this Agreement. The effectiveness of this Agreement shall be subject to the satisfaction (or waiver by Incremental Term Loan Lenders) of each of the following conditions (the first date on which all conditions are so satisfied or waived, the “Incremental Facility Effective Date”):

(a) the Administrative Agent (or its counsel) shall have received counterparts of this Agreement that, when taken together, bear the signatures of (1) the Borrower, (2) each Guarantor and (3) each Incremental Term Loan Lender;

(b) the representations and warranties in Sections 3.3, 3.4 and 3.5 of the Credit Agreement shall be true and correct in all material respects (or, in the case of any such representation that is qualified by materiality, in all respects) on and as of the Incremental Facility Effective Date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties, as applicable, shall be true and correct in all material respects (or, in the case of any such representation that is qualified by materiality, in all respects) as of such earlier date;

(c) no Default or Event of Default has occurred and is continuing on the Incremental Facility Effective Date;

(d) the Administrative Agent shall have received, with respect to each Loan Party:

(i) a copy of the charter or other similar Organizational Document, including all amendments thereto, of such Person, certified as of a date reasonably near the Incremental Facility Effective Date as being a true and correct copy thereof by the Secretary of State or other applicable Governmental Authority of the jurisdiction in which such Person is organized or incorporated;

(ii) a copy of a certificate of the Secretary of State or other applicable Governmental Authority of the jurisdiction in which such Person is organized, dated reasonably near the Incremental Facility Effective Date, certifying that such Person is in good standing under the laws of such jurisdiction; and

(iii) a certificate of the Secretary, Assistant Secretary or other appropriate Responsible Officer of such Person dated the Incremental Facility Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or operating, management or partnership agreement of such Person as in effect on the Incremental Facility Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or other applicable body) of such Person authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby, including, in the case of the Borrower, the Borrowings contemplated hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or organization, partnership agreement or other constitutive document of such Person have not been amended since the date the documents furnished pursuant to clause (i) above were certified, and (D) as to the incumbency and specimen signature of each officer executing this Agreement or any other document delivered in connection herewith on behalf of such Person;

provided, that if the Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary of any Loan Party certifying that any certificate or articles of incorporation or organization or certification of formation, or by-laws or operating (or limited liability company) agreement required to be delivered by such Loan Party pursuant to this Section 5(d)) has not been amended, restated or otherwise modified since the version thereof delivered in satisfaction of the conditions precedent to the Closing Date, then no copy of such document shall be required to be delivered pursuant to this Section 5(d));

(e) the Administrative Agent (or its counsel) shall have received a certificate of the Borrower, dated the Incremental Facility Effective Date, certifying that the conditions set forth in Sections 5(b) and 5(c) herein have been satisfied;

(f) the Administrative Agent shall have received all documentation and other information about the Loan Parties as has been reasonably requested in writing five Business Days prior to the Incremental Facility Effective Date by the Administrative Agent with respect to applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT ACT; and

(g) Amendment No. 2 to the Credit Agreement shall have become effective.

SECTION 6. Effect of this Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Incremental Facility Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby.

SECTION 7. Reaffirmation. Each of the Borrower and each Guarantor identified on the signature pages hereto (collectively, the “Reaffirming Loan Parties”) hereby acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Agreement and the transactions contemplated hereby. Each Reaffirming Loan Party hereby consents to this Agreement and the transactions contemplated hereby, and hereby confirms its respective guarantees (including in respect of the Incremental Term Loans), pledges and grants of security interests, as applicable, under each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Agreement and the transactions contemplated hereby, such guarantees, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties (including in respect of the Incremental Term Loan Lenders). Each of the Reaffirming Loan Parties agrees that, neither the modification of the Credit Agreement effected pursuant to the Agreement nor the execution, delivery, performance or effectiveness of this Agreement (a) impairs the validity, effectiveness or priority of Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations (as defined in the Guarantee and Collateral Agreement and including the Incremental Term Loan), whether heretofore or hereafter incurred or (b) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens. Each of the Reaffirming Loan Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to effect the purposes of this Agreement, the transactions contemplated hereby or the Loan Documents and hereby reaffirms its obligations under each provision of each Loan Document to which it is party.

SECTION 8. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission (e.g., “PDF” or “TIFF”) of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

SECTION 9. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 10. Governing Law; Jurisdiction, etc. This Agreement shall be construed in accordance with and governed by the laws of the State of New York. The provisions of Sections 9.9 and 9.10 of the Credit Agreement shall apply to this Agreement, mutatis mutandis.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

T-MOBILE USA, INC.

By:	/s/ Dirk Wehrse
Name:	Dirk Wehrse
Title:	Senior Vice President, Treasury & Treasurer

[Signature Page to the Second Incremental Facility Amendment to the Term Loan Credit Agreement]

GUARANTORS:

IBSV LLC
METROPCS CALIFORNIA, LLC
METROPCS FLORIDA, LLC
METROPCS GEORGIA, LLC
METROPCS MASSACHUSETTS, LLC
METROPCS MICHIGAN, LLC
METROPCS NETWORKS CALIFORNIA, LLC
METROPCS NETWORKS FLORIDA, LLC
METROPCS NEW YORK, LLC
METROPCS TEXAS, LLC
METROPCS NEVADA, LLC
METROPCS PENNSYLVANIA, LLC
POWERTEL MEMPHIS LICENSES, INC.
POWERTEL/MEMPHIS, INC.
SUNCOM WIRELESS HOLDINGS, INC.
SUNCOM WIRELESS INVESTMENT COMPANY, LLC
SUNCOM WIRELESS LICENSE COMPANY, LLC
SUNCOM WIRELESS MANAGEMENT COMPANY, INC.
SUNCOM WIRELESS OPERATING COMPANY, L.L.C.
SUNCOM WIRELESS PROPERTY COMPANY, L.L.C.
SUNCOM WIRELESS, INC.
T-MOBILE CENTRAL LLC
T-MOBILE FINANCIAL LLC
T-MOBILE LEASING LLC
T-MOBILE LICENSE LLC
T-MOBILE NORTHEAST LLC
T-MOBILE PCS HOLDINGS LLC
T-MOBILE PUERTO RICO HOLDINGS LLC
T-MOBILE PUERTO RICO LLC
T-MOBILE RESOURCES CORPORATION
T-MOBILE SOUTH LLC
T-MOBILE SUBSIDIARY IV CORPORATION
T-MOBILE US, INC.
T-MOBILE WEST LLC
TRITON PCS FINANCE COMPANY, INC.
TRITON PCS HOLDINGS COMPANY L.L.C.
VOICESTREAM PCS I IOWA CORPORATION
VOICESTREAM PITTSBURGH GENERAL PARTNER, INC.
VOICESTREAM PITTSBURGH, L.P.

By:	/s/ Dirk Wehrse
Name:	Dirk Wehrse
Title:	Authorized Person

[Signature Page to the Second Incremental Facility Amendment to the Term Loan Credit Agreement]

DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

[Signature Page to the Second Incremental Facility Amendment to the Term Loan Credit Agreement]

DEUTSCHE TELEKOM AG, as First Amendment Incremental Term Loan Lender and Second Amendment Incremental Term Loan Lender

By:	/s/ Markus Schaefer
Name:	Markus Schaefer
Title:	VP Treasury

By:	/s/ Igor Soczynski
Name:	Igor Soczynski
Title:	VP Treasury

[Signature Page to the Second Incremental Facility Amendment to the Term Loan Credit Agreement]

SCHEDULE I

to the Second Incremental Facility Amendment

Incremental Term Loans

First Amendment Incremental Term Loan Commitments

FIRST AMENDMENT INCREMENTAL TERM LOAN LENDER	FIRST AMENDMENT INCREMENTAL TERM LOAN COMMITMENTS
Deutsche Telekom AG	$2,000,000,000

TOTAL:	$2,000,000,000

Second Amendment Incremental Term Loan Commitments

SECOND AMENDMENT INCREMENTAL LOAN TERM LENDER	SECOND AMENDMENT INCREMENTAL TERM LOAN COMMITMENTS
Deutsche Telekom AG	$2,000,000,000

TOTAL:	$2,000,000,000

EXHIBIT A

First Amendment Incremental Facility Closing Certificate

CLOSING CERTIFICATE

T-MOBILE USA, INC.

[January 31], 2017

Pursuant to Section 4.2(d) of the Term Loan Credit Agreement dated as of November 9, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined therein being used herein as therein defined), among T-Mobile USA, Inc., a Delaware corporation (the “Borrower”), the Guarantors, the several banks and other financial institutions or entities from time to time parties thereto as incremental term loan lenders and Deutsche Bank AG New York Branch, as administrative agent (together with its successors and permitted assigns in such capacity, the “Administrative Agent”), the undersigned [    ], [    ] of the Company, hereby certifies on the date hereof as follows:

1.    The representations and warranties in Section 3 (other than Section 3.2) of the Credit Agreement are true and correct in all material respects (or, in the case of any such representation that is qualified by materiality, in all respects) as of the date hereof, except in the case of any representation expressly stated to relate to a specific earlier date, in which case such representation is true and correct in all material respects (or, in the case of any such representation that is qualified by materiality, in all respects) as of such earlier date.

2.    At the time of and immediately after giving effect to the making of the First Amendment Incremental Term Loans and Second Amendment Incremental Term Loans, no Default or Event of Default shall have occurred and be continuing.

3.    The aggregate amount of the Incremental Facilities incurred under the Credit Agreement (including the First Amendment Incremental Term Loans and the Second Amendment Incremental Term Loans) does not exceed the amount permitted under Section 2.23(a) of the Credit Agreement.

[Signature page follows]

EXHIBIT A

First Amendment Incremental Facility Closing Certificate

IN WITNESS WHEREOF, I have executed this certificate on the date first written above.

T-MOBILE USA, INC.

By:
Name:	[ ]
Title:	[ ]

EXHIBIT B

First Amendment Incremental Facility Solvency Certificate

SOLVENCY CERTIFICATE

[January 31], 2017

This Solvency Certificate is being executed and delivered pursuant to Section 4.2(f) of that certain Credit Agreement dated as of November 9, 2015, among T-Mobile USA, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto as lenders, and Deutsche Bank AG New York Branch, as administrative agent and collateral agent (together with its successors and permitted assigns in such capacities, the “Administrative Agent”), as amended by that certain First Incremental Facility Amendment, pursuant to which the First Amendment Incremental Term Loan Lenders have agreed to increase their First Amendment Incremental Term Loan Commitments under the First Amendment Incremental Term Loan Facility in the aggregate principal amount of $1,340,000,000 and the Second Amendment Incremental Term Loan Lenders have agreed to provide the Second Amendment Incremental Term Loan Facility to the Borrower in the aggregate principal amount of $2,000,000,000, and as further amended by that certain Amendment No. 1 to the Credit Agreement and that certain Amendment No. 2 to the Credit Agreement (the “Credit Agreement”; the terms defined therein being used herein as therein defined).

I, [                    ], a Responsible Officer of the Borrower, in such capacity and not in an individual capacity, hereby certify as of the date hereof on behalf of Borrower as follows:

1.	The sum of the debt and liabilities (subordinated, contingent or otherwise) of the Borrower and its Subsidiaries, on a consolidated basis after giving effect to the incurrence of the First Amendment Incremental Term Loans (the “Transaction”), does not exceed the fair value of the present assets of the Borrower and its Subsidiaries, on a consolidated basis after giving effect to the Transaction.

2.	The capital of the Borrower and its Subsidiaries, on a consolidated basis after giving effect to the Transaction, is not unreasonably small in relation to their business as conducted or contemplated to be conducted on the date hereof.

3.	The present fair saleable value of the assets of the Borrower and its Subsidiaries, on a consolidated basis after giving effect to the Transaction, is greater than the total amount that will be required to pay the probable liabilities (subordinated, contingent or otherwise), on a consolidated basis, of the Borrower and its Subsidiaries as they become absolute and matured.

4.	The Borrower and its Subsidiaries, on a consolidated basis after giving effect to the Transaction, have not incurred and do not intend to incur, or believe that they will incur, debts or other liabilities, including current obligations, beyond their ability to pay such debts or other liabilities as they become due (whether at maturity or otherwise).

5.	For purposes of this Solvency Certificate, the amount of any contingent liability has been computed as the amount that, in light of all of the facts and circumstances existing as of the date hereof, represents the amount that can reasonably be expected to become an actual or matured liability.

6.	In reaching the conclusions set forth in this Solvency Certificate, the undersigned has (i) reviewed the Credit Agreement and other Loan Documents referred to therein and such other documents deemed relevant and (ii) made such other investigations and inquiries as the undersigned has deemed appropriate. The undersigned is familiar with the financial performance and prospects of the Borrower and its Subsidiaries.

EXHIBIT B

First Amendment Incremental Facility Solvency Certificate

7.	The undersigned confirms and acknowledges that the Administrative Agent, the First Amendment Incremental Term Loan Lenders and the Second Amendment Incremental Term Loan Lenders are relying on the truth and accuracy of this Solvency Certificate in connection with the First Amendment Incremental Term Loans and the Second Amendment Incremental Term Loans under the Credit Agreement.

[Signature page follows]

EXHIBIT B

First Amendment Incremental Facility Solvency Certificate

IN WITNESS WHEREOF, I have executed this Solvency Certificate on the date first written above.

T-MOBILE USA, INC.

By:
Name:	[ ]
Title:	[ ]

EXHIBIT C

Second Amendment Incremental Facility Closing Certificate

CLOSING CERTIFICATE

T-MOBILE USA, INC.

[January 31], 2017

Pursuant to Section 4.3(d) of the Term Loan Credit Agreement dated as of November 9, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined therein being used herein as therein defined), among T-Mobile USA, Inc., a Delaware corporation (the “Borrower”), the Guarantors, the several banks and other financial institutions or entities from time to time parties thereto as incremental term loan lenders and Deutsche Bank AG New York Branch, as administrative agent (together with its successors and permitted assigns in such capacity, the “Administrative Agent”), the undersigned [    ], [    ] of the Company, hereby certifies on the date hereof as follows:

1.    The representations and warranties in Section 3 (other than Section 3.2) of the Credit Agreement are true and correct in all material respects (or, in the case of any such representation that is qualified by materiality, in all respects) as of the date hereof, except in the case of any representation expressly stated to relate to a specific earlier date, in which case such representation is true and correct in all material respects (or, in the case of any such representation that is qualified by materiality, in all respects) as of such earlier date.

2.    At the time of and immediately after giving effect to the making of the Second Amendment Incremental Term Loans, no Default or Event of Default shall have occurred and be continuing.

3.    The aggregate amount of the Incremental Facilities incurred under the Credit Agreement (including the Second Amendment Incremental Term Loans) does not exceed the amount permitted under Section 2.23(a) of the Credit Agreement.

[Signature page follows]

EXHIBIT C

Second Amendment Incremental Facility Closing Certificate

IN WITNESS WHEREOF, I have executed this certificate on the date first written above.

T-MOBILE USA, INC.

By:
Name:	[ ]
Title:	[ ]

EXHIBIT D

Second Amendment Incremental Facility Solvency Certificate

SOLVENCY CERTIFICATE

[January 31], 2017

This Solvency Certificate is being executed and delivered pursuant to Section 4.2(f) of that certain Credit Agreement dated as of November 9, 2015, among T-Mobile USA, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto as lenders, and Deutsche Bank AG New York Branch, as administrative agent and collateral agent (together with its successors and permitted assigns in such capacities, the “Administrative Agent”), as amended by that certain First Incremental Facility Amendment, as further amended by that certain Amendment No. 1 to the Credit Agreement and that certain Amendment No. 2 to the Credit Agreement, and as further amended by that certain Second Incremental Facility Amendment, pursuant to which the Second Amendment Incremental Term Loan Lenders have agreed to provide the Second Amendment Incremental Term Loan Facility to the Borrower in the aggregate principal amount of $2,000,000,000 (the “Credit Agreement”; the terms defined therein being used herein as therein defined).

I, [                    ], a Responsible Officer of the Borrower, in such capacity and not in an individual capacity, hereby certify as of the date hereof on behalf of Borrower as follows:

1.	The sum of the debt and liabilities (subordinated, contingent or otherwise) of the Borrower and its Subsidiaries, on a consolidated basis after giving effect to the incurrence of the Second Amendment Incremental Term Loans (the “Transaction”), does not exceed the fair value of the present assets of the Borrower and its Subsidiaries, on a consolidated basis after giving effect to the Transaction.

2.	The capital of the Borrower and its Subsidiaries, on a consolidated basis after giving effect to the Transaction, is not unreasonably small in relation to their business as conducted or contemplated to be conducted on the date hereof.

3.	The present fair saleable value of the assets of the Borrower and its Subsidiaries, on a consolidated basis after giving effect to the Transaction, is greater than the total amount that will be required to pay the probable liabilities (subordinated, contingent or otherwise), on a consolidated basis, of the Borrower and its Subsidiaries as they become absolute and matured.

4.	The Borrower and its Subsidiaries, on a consolidated basis after giving effect to the Transaction, have not incurred and do not intend to incur, or believe that they will incur, debts or other liabilities, including current obligations, beyond their ability to pay such debts or other liabilities as they become due (whether at maturity or otherwise).

5.	For purposes of this Solvency Certificate, the amount of any contingent liability has been computed as the amount that, in light of all of the facts and circumstances existing as of the date hereof, represents the amount that can reasonably be expected to become an actual or matured liability.

6.	In reaching the conclusions set forth in this Solvency Certificate, the undersigned has (i) reviewed the Credit Agreement and other Loan Documents referred to therein and such other documents deemed relevant and (ii) made such other investigations and inquiries as the undersigned has deemed appropriate. The undersigned is familiar with the financial performance and prospects of the Borrower and its Subsidiaries.

EXHIBIT D

Second Amendment Incremental Facility Solvency Certificate

7.	The undersigned confirms and acknowledges that the Administrative Agent and the Second Amendment Incremental Term Loan Lenders are relying on the truth and accuracy of this Solvency Certificate in connection with the Second Amendment Incremental Term Loans under the Credit Agreement.

[Signature page follows]

EXHIBIT D

Second Amendment Incremental Facility Solvency Certificate

IN WITNESS WHEREOF, I have executed this Solvency Certificate on the date first written above.

T-MOBILE USA, INC.

By:
Name:	[ ]
Title:	[ ]